                                                                  Exhibit 10.1.1


                               SAXTON INCORPORATED
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                PLAN AMENDMENT I

         The undersigned, constituting all of the directors of a corporation organized under the laws of the State of Nevada, hereby unanimously consent to and adopt the following resolutions.

         WHEREAS, Saxton Incorporated (hereinafter the "Employer"), maintains the Saxton Incorporated Employee Stock Ownership Plan (hereinafter the "Plan"); and

         WHEREAS, pursuant to Article XVII, the Employer may amend the Plan from time to time;

         WHEREAS, because of the transitory nature of Laborers and their lack of continuity with the Employer, no business purpose would be served in providing stock benefits to Laborers

         NOW THEREFORE, BE IT RESOLVED, that Section 3.01(b) of the Plan shall be amended effective as of December 29, 1995 to add the following sentence to the end of such section:

         Furthermore, effective December 29, 1995, an employee newly hired in the capacity of a Laborer shall be ineligible to participate in the Plan.

                                    Executed this 10th day of December, 1996.
                                                  ----        --------

                                    SAXTON INCORPORATED

                                    By:  /s/James C. Saxton
                                        --------------------------------

                                    By: /s/Dorothy J. Saxton
                                        --------------------------------

                                    By: /s/Michele Saxton Pori
                                        --------------------------------

                                    By: /s/Lee-Ann Saxton
                                        --------------------------------

                                    By: /s/James C. Saxton II
                                        --------------------------------

                                    By:
                                        --------------------------------